Exhibit 99
Joint Filer Information

Date of Event
Requiring Statement:	July 23, 2012

Issuer Name and Ticker
or Trading Symbol:	SS&C Technologies Holdings, Inc. [SSNC]

Designated Filer:	TC Group IV, L.P.

Other Joint Filers:	Carlyle Group Management L.L.C.
The Carlyle Group L.P.
Carlyle Holdings II GP L.L.C.
Carlyle Holdings II L.P.
TC Group Cayman Investment Holdings, L.P.
TC Group Cayman Investment Holdings Sub L.P.
TC Group IV, L.L.C.
Carlyle Partners IV, L.P.
CP IV Coinvestment, L.P.

Addresses:	The business address of TC Group Cayman Investment Holdings, L.P. and TC Group Cayman Investment Holdings Sub L.P. is Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The business address of each of the other Carlyle Entities and the Carlyle Funds is c/o The Carlyle Group, 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, D.C. 20004-2505.

Signatures:

Dated: July 25, 2012
TC GROUP IV, L.P.
By TC Group IV, L.L.C., its general partner
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE GROUP MANAGEMENT L.L.C.

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general partner

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
By: The Carlyle Group L.P., its managing member
By: Carlyle Group Management L.L.C., its general partner

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE HOLDINGS II L.P.

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By: Carlyle Holdings II L.P., its general partner

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP IV, L.L.C.
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE PARTNERS IV L.P.
By: TC Group IV, L.P., its general partner
By TC Group IV, L.L.C., its general partner
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman

CP IV COINVESTMENT, L.P.
By: TC Group IV, L.P., its general partner
By TC Group IV, L.L.C., its general partner
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

	By:	/s/ R. Rainey Hoffman, attorney-in-fact

	Name:	Daniel D’Aniello
	Title:	Chairman